Exhibit 10.1
                             FIFTH AMENDMENT TO THE
                              ENGLOBAL 401(K) PLAN

WHEREAS, ENGlobal Engineering, Inc. (the "Employer") adopted a restatement of the ENGlobal 401(k) Plan (the "Plan"), effective as of October 1, 2005, and various subsequent amendments; and

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 7.1; and

WHEREAS, the Employer now desires to amend the Plan to make the matching contribution discretionary.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as set forth below:

1. Effective January 1, 2009, Section 4.1(b) is amended to read as follows:

                  (b)(i) For all Participants who are classified on the payroll records of the Employer as "regular employees," a discretionary matching contribution equal to a uniform percentage of each such Participant's Deferred Compensation, the exact percentage, if any, to be determined by the Employer, which amount, if any, shall be deemed an Employer Non-Elective Contribution. Except, however, in applying the matching percentage determined by the Employer, only salary reductions up to 6% of payroll period Compensation shall be considered.

                    (ii) For all Participants except those who are classified on the payroll records of the Employer as "regular employees," a discretionary matching contribution equal to a uniform percentage of each such Participant's Deferred Compensation, the exact percentage, if any, to be determined by the Employer, which amount, if any, shall be deemed an Employer Non-Elective Contribution. Except, however, in applying the matching percentage determined by the Employer, only salary reductions up to 6% of payroll period Compensation shall be considered.

2. In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Fifth Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.


                           ENGLOBAL ENGINEERING, INC.


/s/ Jean B. Whitaker                  By: /s/ William A. Coskey
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Witness
                                      Title: CEO
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                                      Date:  December 30, 2008
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